UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

DiamondRock Hospitality Company
(Exact name of registrant as specified in its charter)

Maryland	001-32514	20-1180098
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800 Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1150

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) DiamondRock Hospitality Company (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on April 28, 2010.
(b) The following directors were elected to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Daniel J. Altobello	107,061,178	13,306,547	1,475,982
Mark W. Brugger	111,424,439	8,943,286	1,475,982
W. Robert Grafton	112,768,612	7,599,113	1,475,982
Maureen L. McAvey	112,993,652	7,374,073	1,475,982
William W. McCarten	105,975,854	14,391,871	1,475,982
Gilbert T. Ray	112,988,309	7,379,416	1,475,982
John L. Williams	110,518,884	9,848,841	1,475,982
(c) The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2010.

For	Against	Abstain
121,050,486	597,064	196,157

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY
Date: April 30, 2010	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary